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                                                ONTARIO RESIDENT (NON-AFFILIATE)

                               i-STAT CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT


                      1.       Grant of Option.  i-STAT Corporation, a
Delaware corporation (the "Company"), hereby grants to ___________ (the "Associate"), an option (the "Option"), pursuant to the Company's 1985 Stock Option Plan (the "Plan"), to purchase up to an aggregate of _______ shares (the "Shares") of Common Stock, U.S. $.15 par value ("Common Stock"), of the Company at a price of U.S. $_____ per Share (the "Exercise Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

                      2.       Exercise of Option and Provisions for
Termination.

                      (a) Exercisability of Option. The Option shall become exercisable based on the number of years that have expired since the date of grant (the "Date of Grant") set forth on the signature page hereof, in accordance with the following schedule:


                                                       Percentage of
     Number of Years                            Option Shares Available for
    That Have Expired                              Purchase (Cumulative)
    -----------------                           ---------------------------

    Less than One                                            0%
    One but fewer than Two                                  20%
    Two but fewer than Three                                40%
    Three but fewer than Four                               60%
    Four but fewer than Five                                80%
    Five or more                                           100%

                      The periods of time following the Associate's cessation of service, death or disability, during which the Option remains exercisable as provided in subsections (e) and (f) below, shall not be included for purposes of determining the exercisability of the Option under this subsection (a).

                      (b)      Expiration Date.  Except as otherwise
provided in this Agreement, the Option may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the Date of Grant or, if the
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Associate is a "10% Shareholder" as described in Section 11 of the Plan, the fifth anniversary of the Date of Grant.

                      (c)      Exercise Procedure.  Subject to the
conditions set forth in this Agreement, the Option shall be exercised by the Associate's delivery of written notice of exercise to the chief financial officer of the Company, specifying the number of Shares to be purchased and the aggregate Exercise Price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the chief financial officer of the Company of such written notice together with the required payment. The Associate may purchase less than the total number of Shares covered hereby, provided that no partial exercise of the Option may be for any fractional Share or for less than ten whole Shares.

                      (d) Continuous Employment Required. Except as otherwise provided in this Section 2, the Option may not be exercised unless the Associate, at the time he or she exercises the Option, is, and has been at all times since the Date of Grant of the Option, an employee of one or more of the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan). For all purposes of this Agreement, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if the Option shall be assumed or a new option substituted therefor in a transaction to which Section 425(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this Agreement to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

                      (e) Termination of Employment. If the Associate ceases to be employed by the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for "cause", as provided in subsection (g) below, the right to exercise the Option shall terminate three months after such cessation (but in no event after the Expiration Date).


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                      (f)      Exercise Period Upon Death or Disability.  If
the Associate dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date, while he or she is an employee of the Company, a Parent Corporation or a Subsidiary, or if the Associate dies within three months after the Associate ceases to be an employee of any of the foregoing entities (other than as the result of a discharge for "cause" as specified in subsection (g) below), the Option shall be exercisable, within the period of one year following the date of death or disability of the Associate (but in no event after the Expiration Date), by the Associate, the Associate's legal representative (in the event of legal incapacity) or by the person to whom the Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Associate", as used in this Agreement, shall be deemed to include the estate of the Associate, or any person who acquires the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Associate.

                      (g) Discharge for Cause. If the Associate, prior to the Expiration Date, ceases his or her employment with the Company, a Parent Corporation or a Subsidiary because he or she is discharged for "cause" (as defined below), the right to exercise the Option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Associate's employment or willful failure to perform his or her employment responsibilities in the best interests of his or her employer, as determined by the Company, which determination shall be conclusive.

                      3. Payment of Exercise Price. Payment of the aggregate Exercise Price for Shares purchased upon exercise of the Option shall be made by delivery to the Company of cash or a check to the order of the Company.

                      4. Delivery of Shares. The Company shall, upon payment of the aggregate Exercise Price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Associate, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act

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of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

                      5. Non-transferability of Option. Except as provided in subsection (f) of Section 2, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

                      6.       No Special Employment Rights.  Nothing
contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment of the Associate for the period within which the Option may be exercised. Moreover, during the period of the Associate's employment, the Associate shall render diligently and faithfully the services which are assigned to the Associate from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

                      7. Rights as a Shareholder. The Associate shall have no rights as a Shareholder with respect to any Shares which may be purchased by exercise of the Option unless and until a certificate representing such Shares is duly issued and delivered to the Associate. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided for in Sections 8 or 9 of this Agreement.

                      8. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment

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shall be made in the number and kind of Shares to which the Option shall be exercisable. Such adjustment to the Option shall be made without change in the total price applicable to the unexercised portion of the Option, and a corresponding adjustment in the Exercise Price per Share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of the Option or a grant of additional benefits to the Associate.

                      9. Reorganization or Change in Control of the Company.

                      (a) Reorganization. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or (iii) of a reorganization or liquidation of the Company prior to the Expiration Date, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to the Option, either (x) make appropriate provision for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Associate as a result of such substitution, and the excess of the aggregate fair market value of the Shares subject to the Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to the Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the Associate, provide that the Option must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of the Option.

                      (b) Change in Control. In case, prior to the Expiration Date, of (i) any consolidation or merger involving the Company, if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined

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voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the shares of Common Stock immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is not, on April 21, 1995, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, the Option shall immediately become exercisable with respect to 100% of the Common Stock subject to the Option.

                      10. Withholding Taxes. The Company's obligation to deliver Shares upon the exercise of the Option shall be subject to the Associate's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

                      11.      Acknowledgement and Legend.

                               (a)      The Associate acknowledges and agrees
that the shares acquired pursuant to the exercise of the option cannot be sold unless the Associate (i) obtains a ruling from the Ontario Securities Commission (the "Commission") that the sale would not be prejudicial to the public interest; (ii) a further exemption is available from the provisions of the Securities Act (Ontario) (the "Ontario Act"); (iii) the sale of the shares complies with the Commission's ruling dated June 28, 1984 (the "Ruling"), the Company is a public company subject to the reporting requirements of the Exchange Act, the trade is executed in the public market in the United States, and the other terms and conditions of the Ruling are complied with; or (iv) the resale is in accordance with s.72(5) of the Act.

                      (b) Legend on Stock Certificates. All stock certificates representing Shares issued to the Associate upon exercise of the Option shall have affixed thereto a

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legend substantially in the following form, in addition to any other legends required by applicable state law:

                      "Resale of the shares of stock
                      represented by this certificate may be
                      subject to restrictions imposed by
                      Ontario securities legislation."

                      By making payment upon exercise of the Option, the Associate shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

                      12.      Miscellaneous.

                      (a) This Agreement and any instruments delivered pursuant to this Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

                      (b) This Agreement shall extend to, be binding upon and inure to the benefit of the Associate, his legal representatives, his heirs, successors and assigns (subject, however, to the limitations set forth herein with respect to the assignment of the Option or rights herein) and upon the Company, its successors and assigns regardless of any change in the business structure of the Company, be it through spinoff, merger, sale of stock, sale of assets or any other transaction and shall be construed in a manner that is consistent with the provisions of the Plan.

                      (c) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No waiver, modification or change of any provision of this Agreement shall be valid unless in writing and signed by both parties.

                      (d) The waiver of any breach of any duty, term or condition of this Agreement shall not be deemed to constitute a waiver of any preceding or succeeding breach of the same or any other duty, term or condition of this Agreement.

                      (e) All notices pursuant to this Agreement shall be in writing and shall be sent by prepaid certified mail, return receipt requested, addressed to the parties hereto at the addresses set forth beneath their names below or to such other addresses as may hereafter be specified by like notice

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in writing by either of the parties and shall be deemed given three days after mailing in accordance with the foregoing.

                      (f) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.


Date of Grant:                              i-STAT CORPORATION


___________________, 19__                   By:_________________________________

                                            Title:______________________________

                                            Address: 303 College Road East
                                                     Princeton, New Jersey 08540


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                             ASSOCIATE'S ACCEPTANCE

                      The undersigned hereby accepts the foregoing
Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1985 Stock Option Plan.

                                             ASSOCIATE

                                             ___________________________________


                                             Address:  _________________________

                                                       _________________________

                                                       _________________________

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